Exhibit 32

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

In connection with the Report of Samsara Luggage, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended June 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Atara Dzikowski, Chief Executive Officer and Principal Financial and Accounting Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to my knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2020

By:	/s/ Atara Dzikowski
Atara Dzikowski,
Chief Executive Officer
and Principal Financial and Accounting Officer